                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: July 29, 2004
                          -----------------------------


                                  BAYLAKE CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Wisconsin                                               39-1268055
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(State or other jurisdiction of                              (I.R.S. Employer
incorporated or organization)                                Identification No.)

217 North Fourth Avenue, Sturgeon Bay,  WI                          54235
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone number, including area code:             (920)-743-5551
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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         c.       Exhibits

Exhibit 99.1 Press release dated July 28, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 28, 2004, the Registrant issued a press release announcing the registrant's earnings for the six and three months ended June 2004.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BAYLAKE CORP.



Date: July 29, 2004                    By: /s/ Steven D. Jennerjohn
                                           -------------------------------------
                                           Steven D. Jennerjohn, Chief Financial
                                           Officer


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